Putnam Sustainable Leaders Fund
The fund's portfolio
3/31/24 (Unaudited)

COMMON STOCKS (98.3%)(a)
	Shares	Value
Banks (3.5%)
Bank of America Corp.	2,959,326	$112,217,642
JPMorgan Chase & Co.	555,100	111,186,530

		223,404,172
Biotechnology (1.3%)
Regeneron Pharmaceuticals, Inc.(NON)	88,200	84,891,618

		84,891,618
Broadline retail (4.7%)
Amazon.com, Inc.(NON)	1,684,440	303,839,287

		303,839,287
Capital markets (4.3%)
Charles Schwab Corp. (The)	1,088,694	78,756,124
KKR & Co., Inc.	709,500	71,361,510
MSCI, Inc.	107,800	60,416,510
TPG, Inc.	1,493,731	66,769,776

		277,303,920
Chemicals (5.3%)
Eastman Chemical Co.	756,500	75,816,430
Ecolab, Inc.	286,000	66,037,400
Linde PLC	289,300	134,327,776
Novozymes A/S Class B (Denmark)	1,046,374	61,324,840

		337,506,446
Commercial services and supplies (0.8%)
Waste Connections, Inc.	299,800	51,568,598

		51,568,598
Consumer finance (0.6%)
Capital One Financial Corp.	265,054	39,463,890

		39,463,890
Consumer staples distribution and retail (3.0%)
Kroger Co. (The)	487,300	27,839,449
Walmart, Inc.	2,699,700	162,440,949

		190,280,398
Containers and packaging (1.3%)
Ball Corp.	1,260,500	84,907,280

		84,907,280
Electric utilities (2.4%)
Constellation Energy Corp.	735,900	136,031,115
NextEra Energy, Inc.	242,200	15,479,002

		151,510,117
Entertainment (1.3%)
Walt Disney Co. (The)	690,300	84,465,108

		84,465,108
Financial services (2.0%)
Visa, Inc. Class A	465,800	129,995,464

		129,995,464
Ground transportation (0.9%)
Canadian Pacific Railway, Ltd. (Canada)	678,700	59,840,642

		59,840,642
Health care equipment and supplies (3.7%)
Boston Scientific Corp.(NON)	2,313,700	158,465,313
Intuitive Surgical, Inc.(NON)	196,800	78,540,912

		237,006,225
Health care providers and services (1.6%)
UnitedHealth Group, Inc.	205,200	101,512,440

		101,512,440
Hotels, restaurants, and leisure (3.7%)
Chipotle Mexican Grill, Inc.(NON)	35,800	104,062,366
Hilton Worldwide Holdings, Inc.	636,736	135,822,156

		239,884,522
Industrial REITs (1.3%)
Prologis, Inc.(R)	661,000	86,075,420

		86,075,420
Life sciences tools and services (3.9%)
Danaher Corp.	327,600	81,808,272
Mettler-Toledo International, Inc.(NON)	48,800	64,966,952
Thermo Fisher Scientific, Inc.	175,100	101,769,871

		248,545,095
Machinery (5.7%)
Fortive Corp.	1,469,900	126,440,798
Ingersoll Rand, Inc.	1,367,700	129,863,115
Otis Worldwide Corp.	1,104,800	109,673,496

		365,977,409
Office REITs (0.6%)
Boston Properties, Inc.(R)	540,700	35,313,117

		35,313,117
Personal care products (1.3%)
Unilever PLC (United Kingdom)	1,609,043	80,754,807

		80,754,807
Pharmaceuticals (5.7%)
Eli Lilly and Co.	194,400	151,235,424
GSK PLC (United Kingdom)	2,892,112	62,368,658
Merck & Co., Inc.	862,800	113,846,460
Sanofi SA (France)	354,874	34,824,562

		362,275,104
Semiconductors and semiconductor equipment (10.9%)
Advanced Micro Devices, Inc.(NON)	573,500	103,511,015
Applied Materials, Inc.	539,200	111,199,216
ASML Holding NV (NY Reg Shares) (Netherlands)	117,600	114,127,272
NVIDIA Corp.	406,800	367,568,208

		696,405,711
Software (17.3%)
Adobe, Inc.(NON)	187,700	94,713,420
Cadence Design Systems, Inc.(NON)	254,500	79,220,760
Microsoft Corp.	1,389,700	584,674,584
Roper Technologies, Inc.	215,400	120,804,936
Salesforce, Inc.(NON)	542,900	163,510,622
Synopsys, Inc.(NON)	116,500	66,579,750

		1,109,504,072
Specialized REITs (0.8%)
American Tower Corp.(R)	275,063	54,349,698

		54,349,698
Specialty retail (1.9%)
Home Depot, Inc. (The)	309,400	118,685,840

		118,685,840
Technology hardware, storage, and peripherals (6.6%)
Apple, Inc.	2,475,128	424,434,949

		424,434,949
Textiles, apparel, and luxury goods (1.2%)
LVMH Moet Hennessy Louis Vuitton SA (France)	64,475	57,991,211
On Holding AG Class A (Switzerland)(NON)	530,200	18,758,476

		76,749,687
Wireless telecommunication services (0.7%)
T-Mobile US, Inc.	264,999	43,253,137

		43,253,137

Total common stocks (cost $3,136,661,996)		$6,299,704,173

U.S. TREASURY OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Treasury Notes
2.25%, 11/15/25(i)	$505,000	$489,390
0.625%, 8/15/30(i)	233,000	186,873
0.375%, 4/30/25(i)	755,000	719,828
0.25%, 5/31/25(i)	172,000	163,047

Total U.S. treasury obligations (cost $1,559,138)		$1,559,138

SHORT-TERM INVESTMENTS (1.4%)(a)
		Principal amount/shares	Value
Putnam Short Term Investment Fund Class P 5.50%(AFF)	Shares	83,880,281	$83,880,281
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.26%(P)	Shares	1,109,000	1,109,000
U.S. Treasury Bills 5.377%, 6/25/24		$1,900,000	1,876,799

Total short-term investments (cost $86,865,886)			$86,866,080
TOTAL INVESTMENTS

Total investments (cost $3,225,087,020)			$6,388,129,391

	FORWARD CURRENCY CONTRACTS at 3/31/24 (aggregate face value $467,353,522) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	6/20/24	$14,842,446	$14,924,599	$82,153
		Danish Krone	Sell	6/20/24	18,695,168	18,901,825	206,657
		Euro	Sell	6/20/24	3,948,719	3,975,569	26,850
	Barclays Bank PLC
		British Pound	Sell	6/20/24	3,874,001	3,895,821	21,820
	Citibank, N.A.
		Euro	Sell	6/20/24	17,493,585	17,611,155	117,570
	HSBC Bank USA, National Association
		British Pound	Sell	6/20/24	16,274,947	16,364,139	89,192
		Danish Krone	Sell	6/20/24	31,333,923	31,674,150	340,227
		Euro	Sell	6/20/24	44,689,810	45,006,532	316,722
	JPMorgan Chase Bank N.A.
		Canadian Dollar	Sell	4/17/24	53,910,863	54,731,958	821,095
		Euro	Sell	6/20/24	19,948,033	20,082,705	134,672
	Morgan Stanley & Co. International PLC
		Euro	Sell	6/20/24	25,675,007	25,858,131	183,124
	State Street Bank and Trust Co.
		British Pound	Sell	6/20/24	102,525,358	103,103,393	578,035
		Euro	Sell	6/20/24	5,692,558	5,730,535	37,977
		Swiss Franc	Sell	6/20/24	15,813,893	16,133,468	319,575
	UBS AG
		Euro	Sell	6/20/24	44,000,089	44,299,888	299,799
	WestPac Banking Corp.
		Euro	Sell	6/20/24	44,754,094	45,059,654	305,560

	Unrealized appreciation						3,881,028

	Unrealized (depreciation)						—

	Total						$3,881,028
*	The exchange currency for all contracts listed is the United States Dollar.

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from July 1, 2023 through March 31, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $6,410,431,700.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 6/30/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/24
Short-term investments
	Putnam Short Term Investment Fund Class P*	$186,254,996	$447,922,541	$550,297,256	$3,581,527	$83,880,281

	Total Short-term investments	$186,254,996	$447,922,541	$550,297,256	$3,581,527	$83,880,281
* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used for hedging foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $184,998 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$127,718,245	$—	$—
Consumer discretionary	739,159,336	—	—
Consumer staples	271,035,205	—	—
Financials	670,167,446	—	—
Health care	1,034,230,482	—	—
Industrials	477,386,649	—	—
Information technology	2,230,344,732	—	—
Materials	422,413,726	—	—
Real estate	175,738,235	—	—
Utilities	151,510,117	—	—

Total common stocks	6,299,704,173	—	—
U.S. treasury obligations	—	1,559,138	—
Short-term investments	1,109,000	85,757,080	—

Totals by level	$6,300,813,173	$87,316,218	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$3,881,028	$—

Totals by level	$—	$3,881,028	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$446,300,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com